                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported):          December 8, 1997


                                 PALFED, Inc.
    _______________________________________________________________
         (Exact name of registrant as specified in its charter)


        South Carolina               0-15334        57-0821925
    ________________________________________________________________
    (State or other jurisdiction   (Commission   (I.R.S. Employer
    of incorporation)              File Number)  Identification No.)




           107 Chesterfield Street South
               Aiken, South Carolina                     29801
     ____________________________________________________________
      (Address of principal executive offices)        (Zip Code)



         Registrant's telephone number, including area code:   (803) 642-1400



                  Page 1 of ________sequentially numbered pages
                        The Index to Exhibits is on page 4.

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Item 5.  Other Events.
______________________


    On September 23, 1997 PALFED, Inc. (the "Company"), PALFED and Regions Financial Corporation ("Regions") entered into an Agreement and Plan of Merger ("Agreement") pursuant to which PALFED will merge with and into Regions (the "Merger"). The Agreement is subject to PALFED shareholder approval, appropriate regulatory approvals and other customary closing conditions.

    In anticipation of the Merger, Regions Mortgage, Inc. ("Regions Mortgage") a wholly-owned subsidiary of Regions Bank (a subsidiary of Regions), and Palmetto Federal Savings Bank of South Carolina ("Palmetto Federal"), a wholly-owned subsidiary of PALFED, entered into mortgage loan servicing agreements pursuant to which Regions Mortgage will service approximately $490 million in first mortgage loans which Palmetto Federal either owns or services for others. In the event the Merger is not consummated, Palmetto Federal has the right to terminate the loan servicing agreements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
____________________________________________________________________________


         (a)  Financial Statements
              ____________________

              None.

         (b)  Pro Forma Financial Statements
              ______________________________
              None.

         (c)  Exhibits
              ________

              Exhibit Number      Description
              ______________      ___________

              Exhibit 10.1 Whole Loan Servicing Agreement dated as of December 1, 1997 by and between Regions Mortgage, Inc. and Palmetto Federal Savings Bank of South Carolina.

              Exhibit 10.2 Sub-Servicing Agreement dated as of December 1, 1997 by and between Regions Mortgage, Inc. and Palmetto Federal Savings Bank of South Carolina.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             PALFED, INC.



                             By: /s/ John C. Troutman
                                 _____________________
                                  John C. Troutman
                                  President and Chief Executive Officer

Date:  December 12, 1997


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                                  INDEX TO EXHIBITS
                                  _________________



                                                                  Sequentially
Exhibit Number       Description                                  Numbered Page
______________       ___________                                  _____________

Exhibit   10.1       Whole Loan Servicing Agreement dated as of
                     December 1, 1997 by and between Regions Mortgage, Inc. and Palmetto Federal Savings Bank of South Carolina.

Exhibit 10.2 Sub-Servicing Agreement dated as of December 1, 1997 by an between Regions Mortgage, Inc. and Palmetto Federal Savings Bank of South Carolina.